UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

Plymouth Industrial REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor
Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

(617) 340-3814 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 18, 2025, an indirect, wholly-owned subsidiary of Plymouth Industrial REIT, Inc. (the "Company") completed the purchase of a 21-building portfolio of industrial properties located across Columbus, Ohio, Cleveland, Ohio and Cincinnati, Ohio (collectively, the "Ohio Properties") for a total purchase price of $193.0 million pursuant to that certain Contract of Sale and Purchase by and between the Company and OH I&L LL, LLC, an unrelated third party.

This Current Report on Form 8-K/A (the "Amendment") amends and supplements Item 9.01 of the Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on June 20, 2025, to present the historical financial statements and the unaudited pro forma financial statements required to be filed by Item 9.01(a) and 9.01(b) of Form 8-K with respect to the acquisition of the Ohio Properties.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The Company's combined statements of revenues and certain operating expenses of the Ohio Properties for the three months ended March 31, 2025 (unaudited) and the year ended December 31, 2024, along with the accompanying notes to the combined statements of revenues and certain operating expenses for the periods presented, are filed as Exhibit 99.1 to this Amendment and are incorporated by reference herein.

(b) Pro-forma Financial Information

The Company's unaudited pro forma condensed consolidated balance sheet as of March 31, 2025, the Company's unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2025 and for the year ended December 31, 2024 and notes to the unaudited pro forma condensed consolidated financial statements, are filed as Exhibit 99.2 to this Amendment and incorporated herein by reference.

This unaudited pro forma financial information is not necessarily indicative of the expected financial position or results of the Company's operations for any future period. Differences could result from numerous factors, including future changes in the Company's portfolio of investments, changes in interest rates, changes in the Company's capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received from the Company's existing leases or leases the Company may enter into during and after 2025, and for other reasons.

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Frazier & Deeter LLP, independent auditors for Plymouth Industrial REIT, Inc. with respect to the Ohio Properties
99.1	Combined statements of revenues and certain operating expenses of the Ohio Properties for the three months ended March 31, 2025 (unaudited) and the year ended December 31, 2024 (audited)
99.2

Unaudited pro forma condensed consolidated balance sheet as of March 31, 2025 and unaudited pro forma condensed statements of operations for the three months ended March 31, 2025 and the year ended December 31, 2024

104	Cover Page Interactive Data File (formatted as in line XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date:	August 25, 2025	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell Chief Executive Officer